UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                                 FORM 8-K



                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):      September 8, 1999
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                           SFAC New Holdings, Inc.
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             (Exact name of registrant as specified in its charter)



State of Delaware                   33-383149                       52-2173534
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(State or other jurisdiction     (Commission  File No.)      (I.R.S. Employer
 of incorporation or                                        Identification No.)
 organization)


       520 Lake Cook Road, Suite 550, Deerfield, IL            60015
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          (Address of principal executive offices)               (Zip Code)


  Registrant's telephone number, including area code      (847) 405-5300
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ITEM 5.   OTHER EVENTS

   As previously reported, Cacique, Inc. ("Cacique") commenced proceedings against Stella Foods, Inc.
   ("Stella"), a former subsidiary of SFAC New Holdings, Inc. (the "Company") on May 20, 1993, prior to the
   Company's acquisition of Stella from Artal Group S.A..
   The proceeding was filed in the California Superior
   Court and related to "Hispanic-style cheese" formerly produced by Stella. As part of the sale of Stella in December 1997, SFC indemnified the purchaser with respect to this proceeding. Although SFAC New Holdings, Inc. is not a defendant in the litigation, it continues to control the defense. The facts that give rise to this litigation are more fully described in the Specialty Foods Acquisition Corporation ("SFAC"), a parent company of SFAC New Holdings, Inc., Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

   Recently, a jury in the Los Angeles Superior Court returned a verdict of $4.5 million of compensatory damages against Stella and certain other defendants. On
   September 8, 1999, the Court ruled in a Tentative
   Statement of Decision that Stella and certain other defendants must also pay interest of $1.7 million on the compensatory damages. In addition, the Court assessed aggregate punitive damages of $12.5 million against Stella and C. Dean Metropoulos, former CEO of Stella.
   The court has yet to rule on the amount of the plaintiff's attorney fees to be paid by the defendants.

   The Company strongly disagrees with the verdict in this case. Furthermore, the Company believes that numerous reversible errors occurred at the trial and it will vigorously pursue certain post trial motions, its right of appeal, and other sources of recovery. Post-trial motions are expected to take several months and the appeal process could take several years.

   Although no assurance can be given due to the uncertainties related to the outcome of these legal proceedings, the Company continues to believe that the ultimate resolution of this matter will not have a material adverse effect on the Company's financial condition, results of operations or near-term liquidity.



                       SIGNATURES

   Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   SFAC NEW HOLDINGS, INC.
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                        (Registrant)



Date:     September 16, 1999                 By:  /s/ Robert L. Fishbune
                                                  ----------------------
                                                 Robert L. Fishbune
                                                 Vice President and Chief
                                                    Financial Officer